UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2005

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-51262	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated September 21, 2005 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the University Circle Buildings (the “Buildings”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Buildings and the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
University Circle Buildings

Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of June 30, 2005 (unaudited)	F-6

Pro Forma Statement of Operations for the six months ended June 30, 2005 (unaudited)	F-8

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)	F-9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: October 20, 2005

Report of Independent Auditors

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the University Circle Buildings (the “Buildings”) for the year ended December 31, 2004. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the University Circle Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the University Circle Buildings for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Atlanta, Georgia

October 7, 2005

University Circle Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the six months ended June 30, 2005 (unaudited)

(in thousands)

	2005	2004
	(Unaudited)
Revenues:
Base rent	$8,567	$15,075
Tenant reimbursements	1,373	2,155
Other revenues	16	13

Total revenues	9,956	17,243

Expenses:
General and administrative	863	1,497
Real estate taxes	505	1,034
Utilities	355	763
Repairs and maintenance	310	367
Cleaning	222	377
Property insurance	212	439
Management Fees	120	199

Total expenses	2,587	4,676

Revenues over certain operating expenses	$7,369	$12,567

See accompanying notes.

University Circle Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the six months ended June 30, 2005 (unaudited)

1. Description of Real Estate Property Acquired

On September 21, 2005, Wells Operating Partnership II, L.P. (“Wells OP II”), through a wholly owned subsidiary, acquired the University Circle Buildings (the “Buildings”), three multi-story office buildings containing a total of approximately 451,000 square feet located in East Palo Alto, California. Total consideration for the acquisition was approximately $291.0 million. Pursuant to the terms of an earnout agreement entered into at closing between Wells OP II and the seller, Wells OP II would owe the seller additional purchase consideration ranging from $7.7 million to $12.9 million, for which the exact amount will be calculated based on a pre-determined formula upon the seller’s procurement of qualified leases for the Buildings’ vacant space. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with U. S. generally accepted accounting principles and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Buildings after their acquisition by the Company.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $4.1 million for the year ended December 31, 2004 and increased revenue by approximately $1.9 million for the six months ended June 30, 2005.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

University Circle Buildings

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2004 (audited)

and the six months ended June 30, 2005 (unaudited)

4. Description of Leasing Arrangements

The Building is approximately 90% leased, with McCutchen, Doyle, Brown & Enersen, LLP (“McCutchen”), DLA Piper Rudnick Gray Cary US LLP (“DLA Piper”) and Dewey Ballantine, LLP (“Dewey Ballantine”) leasing approximately 55% of the Building’s rentable square footage under long-term lease agreements. McCutchen, DLA Piper and Dewey Ballantine contributed approximately 41%, 30% and 17%, respectively, of rental income for the year ended December 31, 2004. Under the terms of the McCutchen, DLA Piper and Dewey Ballantine leases, each tenant is required to reimburse to the landlord its proportionate share of the Buildings’ operating expenses. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2005	$12,024
2006	16,202
2007	18,711
2008	19,799
2009	19,868
Thereafter	103,760

$190,364

Subsequent to December 31, 2004, DLA Piper, McCutchen and Dewey Ballantine will contribute approximately 33%, 23% and 15%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2005. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of June 30, 2005 has been prepared to give effect to the acquisition of the 180 E. 100 South Building, the Nashoba Buildings, the Baldwin Point Building and the University Circle Buildings (the “Q3 2005 Acquisitions”) as if the acquisitions occurred on June 30, 2005. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including capital raised through the issuance of additional common shares and borrowings subsequent to the pro forma balance sheet date. Wells Operating Partnership II, L.P. (“Wells OP II”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the six months ended June 30, 2005 has been prepared to give effect to the acquisitions of the 180 Park Avenue 105 Building, the Governor’s Pointe Buildings, the 5995 Opus Parkway Building, the 215 Diehl Road Building, the 100 East Pratt Street Building and the College Park Plaza Building (collectively, the “Q1 and Q2 2005 Acquisitions”) and Q3 2005 Acquisitions as if such acquisitions occurred on January 1, 2004. The Baldwin Point Building had no operations during the six months ended June 30, 2005 and, accordingly, has not been included in the pro forma statement of operations for the six months ended June 30, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the acquisition of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building, the One West Fourth Street Building, the 3333 Finley Road, the 1501 Opus Place Buildings, the Wildwood Buildings, the Emerald Point Building, the 800 N. Frederick Building, the Corridors III Building and the Highland Landmark III Building (collectively, the “2004 Acquisitions”), the Q1 and Q2 2005 Acquisitions and the Q3 2005 Acquisitions as if such acquisitions occurred on January 1, 2004. The Baldwin Point Building had no operations during the year ended December 31, 2004 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2004 Acquisitions, the Q1 and Q2 2005 Acquisitions and the Q3 2005 Acquisitions been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Q3 2005 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2005

(in thousands)

(unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments										Pro Forma Total
		Q3 2005 Acquisitions								Other
		180 E. 100 South Building		Nashoba		Baldwin Point		University Circle
Real estate assets, at cost:
Land	$199,935	$5,500 127	(b) (c)	$8,200 141	(b) (c)	$2,850 70	(b) (c)	$27,100 393	(b) (c)	$0		$244,316
Buildings and improvements, less accumulated depreciation	854,087	28,788 949	(b) (c)	44,353 1,454	(b) (c)	15,634 575	(b) (c)	220,761 3,714	(b) (c)	0		1,170,315
Intangible lease assets, less accumulated amortization	200,783	8,516	(b)	20,435	(b)	3,586	(b)	40,301	(b)	0		273,621
Construction in progress	417	0		0				0		0		417

Total real estate assets	1,255,222	43,880		74,583		22,715		292,269		0		1,688,669

Cash and cash equivalents	145,172	(45,589	)(b)	(69,222	)(b)	(27,978	)(b)	(170,562	)(b)	237,805	(e)	174,626
										105,000	(f)
Tenant receivables, net of allowance for doubtful accounts	12,670	0		0		0		0		0		12,670
Due from affiliate	1,886	0		0		0				0		1,886
Prepaid expenses and other assets	14,787	(1,000	)(b)	(1,597	)(b)	2,700	(b)	5,000	(b)	5,498	(g)	19,551
		(1,076	)(c)			(645	)(c)	(4,116	)(c)
Deferred financing costs, less accumulated amortization	2,407	0		135	(d)	0		608	(d)	1		3,162
				2	(c)			9	(c)
Deferred lease costs, less accumulated amortization	135,899	3,785	(b)	19,678	(b)	4,761	(b)	16,830	(b)	0		180,953
Investments in bonds	78,000	0		0		0				0		78,000

Total assets	$1,646,043	$0		$23,579		$1,553		$140,038		$348,304		$2,159,517

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET (CONTINUED)

JUNE 30, 2005

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments									Pro Forma Total
		Q3 2005 Acquisitions							Other
		180 E. 100 South Building	Nashoba		Baldwin Point		University Circle
Liabilities:
Line of credit and note payable	$258,697	$0	$23,000	(h)	$0		$118,269	(k)	$105,000	(f)	$504,966
Accounts payable and accrued expenses	12,685	0	0		0		0		0		12,685
Due to affiliates	3,154	0	0		0		0		0		3,154
Dividends payable	3,553	0	0		0		0		0		3,553
Deferred income	3,511	0	0		0		0		0		3,511
Intangible lease liabilities, less accumulated amortization	32,411	0	79	(b)	753	(b)	21,769	(b)	0		55,012
Obligations under capital leases	78,000	0	0		0		0		0		78,000

Total liabilities	392,011	0	23,079		753		140,038		105,000		660,881

Minority Interest	1,229	0	500	(i)	800	(j)	0		0		2,529

Redeemable Common Shares	11,201	0	0		0		0		0		11,201

Stockholders’ Equity:
Common shares, $.01 par value; 900,000,000 shares authorized, 147,215,812 shares issued and outstanding at June 30, 2005	1,472	0	0		0		0		275	(e)	1,747
Additional paid in capital	1,303,417	0	0		0		0		243,029	(e)	1,546,446
Cumulative distributions in excess of earnings	(52,086)	0	0		0		0		0		(52,086)
Redeemable common shares	(11,201)		0		0		0		0		(11,201)

Total stockholders’ equity	1,241,602	0	0		0		0		243,304		1,484,906

Total liabilities, minority interest, redeemable common shares and stockholders’ equity	$1,646,043	$0	$23,579		$1,553		$140,038		$348,304		$2,159,517

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q as of June 30, 2005.
(b)	Reflects the purchase price of the assets and liabilities obtained by the Registrant in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.
(d)	Reflects loan fees paid related to the $23.0 million and $118.3 million notes payable used to partially fund the acquisition of the Nashoba Buildings and the University Circle Buildings.
(e)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2005 through September 21, 2005, the date of acquisition of the University Circle Buildings, net of organizational and offering costs, commissions and dealer-manager fees.
(f)	Reflects $105.0 million note payable secured by the 100 East Pratt Building executed in September 2005.
(g)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (e) above.
(h)	Reflects $23.0 million note payable used to partially fund the acquisition of the Nashoba Buildings.
(i)	Reflects Tech Force, LLC’s approximate 1% minority interest in Nashoba View Ownership, LLC, the joint venture that acquired the Nashoba Buildings.
(j)	Reflects Barry Orlando Partners, LP’s approximate 3% minority interest in 2420 Lakemont Ave, LLC, the joint venture that acquired the Baldwin Point Building.
(k)	Reflects $118.3 million note payable assumed as part of the acquisition of the University Circle Buildings.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005

(in thousands, except for per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Q1 and Q2 2005 Acquisitions		Q3 2005 Acquisitions
				180 E. 100 South		Nashoba		University Circle
Revenues:
Rental income	$54,880	$9,242	(b)	$1,888	(b)	$3,087	(b)	$9,137	(b)	$78,234
Tenant reimbursements	11,145	2,258	(c)	0	(c)	119	(c)	1,373	(c)	14,895
Interest income	2,874	0		0		0		0		2,874

	68,899	11,500		1,888		3,206		10,510		96,003
Expenses:
Property operating costs	19,243	4,563	(d)	101	(d)	535	(d)	2,587	(d)	27,029
Asset management fees	4,277	484	(e)	64	(e)	127	(e)	389	(e)	5,341
Depreciation	9,231	1,856	(f)	372	(f)	573	(f)	2,806	(f)	14,838
Amortization	18,004	3,225	(g)	837	(g)	1,252	(g)	2,249	(g)	25,567
General and administrative	4,611	0		0		0		0		4,611
Interest expense	11,189	2,644	(j)	0		583	(h)	3,572	(i)	17,988

	66,555	12,772		1,374		3,070		11,603		95,374

Income before minority interest	2,344	(1,272)		514		136		(1,093)		629
Minority interest in income of consolidated subsidiaries	(106)	0		0		(1)		0		(107)

Net income	$2,238	$(1,272)		$514		$135		$(1,093)		$522

Net income per share, basic and diluted	$0.02									$0.00

Weighted-average shares outstanding, basic and diluted	104,656									175,202

(a)	Historical financial information derived from quarterly report on Form 10-Q for the six months ended June 30, 2005.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(i)	Represents interest expense on the $118.3 million mortgage loan assumed in connection with the acquisition of the University Circle Buildings that bears interest at 6.04% and matures in January 2011.
(j)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands, except for per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments										Pro Forma Total
		2004 Acquisitions		Q1 and Q2 2005 Acquisitions		Q3 2005 Acquisitions
						180 E. 100 South		Nashoba		University Circle
Revenues:
Rental income	$43,864	$40,962	(b)	$28,851	(b)	$3,670	(b)	$6,171	(b)	$16,196	(b)	$139,714
Tenant reimbursements	6,837	10,170	(c)	7,089	(c)	0		837	(c)	2,155	(c)	27,088
Interest income	2,921	0		0		0		0		0		2,921

	53,622	51,132		35,940		3,670		7,008		18,351		169,723
Expenses:
Property operating costs	13,684	20,384	(d)	14,119	(d)	158	(d)	1,553	(d)	4,676	(d)	54,574
Asset management fees	3,032	5,923	(e)	2,046	(e)	271	(e)	539	(e)	1,649	(e)	13,460
General and administrative	4,380	0		0		0		0		0		4,380
Depreciation	7,456	8,138	(f)	6,522	(f)	743	(f)	1,145	(f)	5,612	(f)	29,616
Amortization	12,028	17,826	(g)	9,325	(g)	1,674	(g)	2,503	(g)	4,498	(g)	47,854
Interest expense	17,610	1,026	(h)	5,331	(p)			1,167	(n)	7,143	(o)	40,818
		1,595	(i)
		368	(j)
		3,375	(k)
		1,732	(l)
		1,471	(m)

	58,190	61,838		37,343		2,846		6,907		23,578		190,702

Loss before minority interest	(4,568)	(10,706)		(1,403)		824		101		(5,227)		(20,979)
Minority interest in loss of consolidated subsidiaries	6	0		0		0		(1)		0		5

Net income	$(4,562)	$(10,706)		$(1,403)		$824		$100		$(5,227)		$(20,974)

Net income per share, basic and diluted	$(0.15)											$(0.12)

Weighted average shares outstanding, basic and diluted	31,372											175,202

(a)	Historical financial information derived from annual report on Form 10-K for the year ended December 31, 2004.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on an interest-only note entered into subsequent to the acquisition of and secured by the 9 Technology Drive Building, which bears interest at fixed rate of 4.31% and matures on February 1, 2008.
(i)	Represents interest expense on a mortgage loan assumed in connection with the One West Fourth Street Building acquisition that bears interest at 5.8% and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest-free note payable entered into in connection with the acquisition of the 1501 Opus Place Buildings.
(k)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of the Wildwood Buildings that bears interest at 5.0% and matures on December 1, 2014.
(l)	Represents interest expense on a mortgage loan assumed in connection with the 800 N. Frederick Building acquisition that bears interest at 4.62% and matures on November 11, 2011.
(m)	Represents interest expense on a mortgage loan entered into in connection with the acquisition of the Highland Landmark III Building that bears interest at 4.81% and matures on December 15, 2011.
(n)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(o)	Represents interest expense on the $118.3 million mortgage loan assumed in connection with the acquisition of the University Circle Buildings that bears interest at 6.04% and matures in January 2011.
(p)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.

The accompanying notes are an integral part of this statement.